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                                                                      EXHIBIT 21

                SUBSIDIARIES OF CENTENNIAL COMMUNICATIONS CORP.
                             A DELAWARE CORPORATION

                                                               STATE OR COUNTRY
NAME OF COMPANY                                                OF ORGANIZATION
---------------                                               ------------------
Alexandria Cellular License Corp............................  Delaware
All America Cables and Radio, Inc. .........................  Grand Cayman
Bauce Communications of Beaumont, Inc.......................  Oregon
Bauce Communications, Inc...................................  Oregon
Centennial Beauregard Cellular LLC..........................  Delaware
Centennial Beauregard Holding Corp..........................  Delaware
Centennial Benton Harbor Cellular Corp......................  Delaware
Centennial Benton Harbor Holding Corp.......................  Delaware
Centennial Caldwell Cellular Corp...........................  Delaware
Centennial Caribbean Holding Corp...........................  Delaware
Centennial Cellular Operating Company LLC...................  Delaware
Centennial Cellular Telephone Company of Del Norte..........  Delaware
Centennial Cellular Telephone Company of Lawrence...........  Delaware
Centennial Cellular Telephone Company of Sacramento
  Valley....................................................  Delaware
Centennial Cellular Telephone Company of San Francisco......  Delaware
Centennial Cellular Tri-State Operating Partnership.........  Delaware
Centennial Claiborne Cellular Corp. ........................  Delaware
Centennial Clinton Cellular Corp. ..........................  Delaware
Centennial DeSoto Cellular Corp.............................  Delaware
Centennial Dominican Republic Holding Corp..................  Delaware
Centennial Florida Switch Corp. ............................  Delaware
Centennial Hammond Cellular LLC.............................  Delaware
Centennial Iberia Holding Corp. ............................  Delaware
Centennial Jackson Cellular Corp............................  Delaware
Centennial Jamaica Infochannel Holding Corp.................  Delaware
Centennial Jamaica Operations Corp..........................  Delaware
Centennial Lafayette Cellular Corp..........................  Delaware
Centennial Lake Charles Cellular Corp.......................  Delaware
Centennial Lake Charles Holding Corp........................  Delaware
Centennial Lake Charles LLC.................................  Delaware
Centennial Louisiana Holding Corp. .........................  Delaware
Centennial Mega Comm Holding Corp...........................  Delaware
Centennial Michiana License Co. LLC.........................  Delaware
Centennial Michigan RSA 6 Cellular Corp.....................  Delaware
Centennial Michigan RSA 7 Cellular Corp.....................  Delaware
Centennial Morehouse Cellular LLC...........................  Delaware
Centennial Puerto Rico Cable TV Corp........................  Delaware
Centennial Puerto Rico Holding Corp. I......................  Delaware
Centennial Puerto Rico Holding Corp. II.....................  Delaware
Centennial Puerto Rico License Corp.........................  Delaware
Centennial Puerto Rico Operations Corp......................  Delaware
Centennial Randolph Cellular LLC............................  Delaware

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
                                                               STATE OR COUNTRY
NAME OF COMPANY                                                OF ORGANIZATION
---------------                                               ------------------
Centennial Randolph Holding Corp. ..........................  Delaware
Centennial Southeast License Company LLC....................  Delaware
Century Beaumont Cellular Corp. ............................  Delaware
Century Cellular Realty Corp. ..............................  Delaware
Century Elkhart Cellular Corp...............................  Delaware
Century Indiana Cellular Corp...............................  Delaware
Century Michiana Cellular Corp..............................  Delaware
Century Michigan Cellular Corp..............................  Delaware
Century Southbend Cellular Corp.............................  Delaware
Elkhart Cellular Telephone Company..........................  Delaware
Elkhart Metronet Inc. ......................................  Indiana
Iberia Cellular Telephone Company LLC.......................  Delaware
Lafayette Cellular Telephone Company........................  Delaware
Lafayette Communications Inc................................  Louisiana
Mega Comm LLC...............................................  Delaware
Michiana Metronet Inc.......................................  Indiana
Centennial Digital Jamaica Limited..........................  Jamaica
Infochannel Limited.........................................  Jamaica
Servicios Moviles de Comunicaciones, S.A....................  Dominican Republic
Southbend Metronet Inc......................................  Indiana
Centennial SVLP LLC.........................................  Delaware
San Francisco Subsidiary Corp. .............................  Delaware
Centennial USVI Operations Corp.............................  Delaware